Restricted Investment in Bank Stock	6 Months Ended
Jun. 30, 2011
Banking and Thrift [Abstract]
Restricted Investment in Bank Stock
Note 9   Restricted Investment in Bank Stock

Federal law requires the Bank, a member institution of the Federal Home Loan Bank system, to hold stock of its district Federal Home Loan Bank (FHLB) according to a predetermined formula.  This restricted stock is carried at cost and as of June 30, 2011, consists of the common stock of FHLB of Pittsburgh.  In December 2008, the FHLB of Pittsburgh notified member banks that it was suspending dividend payments and the repurchase of capital stock.  The FHLB of Pittsburgh repurchased 5% or $228,000 of capital stock from the Corporation in 2010.  The FHLB of Pittsburgh repurchased 5% or $217,000 of capital stock from the Corporation in February 2011, an additional 5% or $206,000 of capital stock from the Corporation in April 2011 and an additional 5% or $196,000 of capital stock from the Corporation in July 2011.  The FHLB dividend suspension remains in effect.

The Corporation evaluates impairment in FHLB stock when certain conditions warrant further consideration. In December 2008, the FHLB voluntarily suspended dividend payments on its stock as well as the repurchase of excess stock from members. The FHLB stated that this was due to a reduction in core earnings and concern over the FHLB's capital position. After evaluating such factors as the capital adequacy of the FHLB, its overall operating performance and the FHLB's liquidity and funding position, the Corporation concluded that the par value was ultimately recoverable and no impairment charge was recognized at June 30, 2011.

Management believes no impairment charge is necessary related to the FHLB stock as of June 30, 2011. Our evaluation of the factors described above in future periods could result in the recognition of impairment charges on FHLB stock.